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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K/A

                              Amendment No. 1 to
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 16, 2008

                             JPMORGAN CHASE & CO.
              (Exact Name of Registrant as Specified in Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

                001-05805                               13-2624428
         (Commission File Number)           (IRS Employer Identification No.)

             270 Park Avenue,
               New York, NY                               10017
 (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

   On April 16, 2008, JPMorgan Chase &. Co. ("JPMorgan Chase" or the "Firm") filed a Current Report on Form 8-K that included as exhibits financial information for The Bear Stearns Companies Inc. ("Bear Stearns") and pro forma combined financial information related to the proposed merger of Bear Stearns and the Firm.

   This Current Report amends the Firm's Current Report on Form 8-K filed on April 16, 2008 as follows:

    1) Attached as exhibits to this Current Report are an additional consent and an additional awareness letter of Deloitte & Touche LLP, an independent registered public accounting firm, related to the incorporation by reference in the registration statements of JPMorgan Chase specified in such consent and awareness letter of Deloitte & Touche LLP's reports relating to certain consolidated financial statements, financial statement schedule and unaudited condensed consolidated financial statements of Bear Stearns appearing as Exhibits 99.1, 99.2 and 99.4 to JPMorgan Chase & Co.'s Current Report on Form 8-K filed on April 16, 2008.

    2) This Current Report hereby deletes the first sentence under clause (d) of Item 9.01 of the Firm's Current Report on Form 8-K filed on April 16, 2008 in its entirety.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description
----------- -----------

   99.7     Consent of Deloitte & Touche LLP.

   99.8     Letter Re: Unaudited Interim Financial Information.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:    /s/ Anthony J. Horan
       -------------------------
Name:  Anthony J. Horan
Title: Corporate Secretary

Dated: May 5, 2008

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits


Exhibit No. Description
----------- -----------
   99.7     Consent of Deloitte & Touche LLP.

   99.8     Letter Re: Unaudited Interim Financial Information.

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